UNITED STATED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS GOVERNMENT MARKETS INCOME TRUST

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MFS® GOVERNMENT MARKETS INCOME TRUST

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of the 2016 Annual Meeting of Shareholders

To be held on October 6, 2016

The 2016 Annual Meeting of Shareholders (the “Meeting”) of MFS Government Markets Income Trust (the “Trust” or “Fund”) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m. on October 6, 2016 for the following purposes:

ITEM 1.	To elect Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke and Laurie J. Thomsen as Trustees of the Trust; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

This notice and the related proxy materials are being mailed to Shareholders on or about August 31, 2016.

THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

Only the Shareholders of record as of the close of business on July 29, 2016 will be entitled to receive notice of and to vote at the Trust’s Meeting or any adjournment(s) or postponement(s) thereof.

By order of the Board of Trustees

KRISTIN V. COLLINS

Assistant Secretary and Assistant Clerk

August 31, 2016

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR THE TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® GOVERNMENT MARKETS INCOME TRUST

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS Government Markets Income Trust (the “Trust” or “Fund”) to be used at the Meeting of Shareholders of the Trust (the “Meeting”) to be held at 10:30 a.m. on October 6, 2016 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of the 2016 Annual Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.” If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Trust Company, N.A. (“Computershare”), c/o Proxy Tabulator, PO Box 9043, Smithtown, New York, 11787-9831, or delivered at the Meeting. On July 29, 2016, the following number of shares was outstanding for the Trust:

Trust	# of Common Shares Outstanding	# of Preferred Shares Outstanding
MFS Government Markets Income Trust	32,601,117	N/A

Shareholders of record at the close of business on July 29, 2016 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote.

The mailing address of the Trust is 111 Huntington Avenue, Boston, Massachusetts 02199. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 31, 2016. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company (“MFS”), the Trust’s investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by the Trust.

The Trust has engaged Computershare to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $5,700 and may increase substantially in the event that any proposal is contested or increased solicitation efforts are required.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 6, 2016.

The proxy statement is available at www.MFS.com. Directions to the meeting in order to vote in person are available by telephoning toll-free (800) 225-2606. If your shares are held by your broker, in order to vote in person at the Meeting you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

Summary of Items

Item No.	Item Description	Trust
1.	Election of Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke and Laurie J. Thomsen as Trustees of the Trust	MFS Government Markets Income Trust

ITEM 1 — ELECTION OF TRUSTEES

The Board of Trustees (the “Board”), which oversees the Trust, provides broad supervision over the affairs of the Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of the Trust’s assets and for providing a variety of other administrative services to the Trust. The officers of the Trust are responsible for its operations.

The Board consists of twelve trustees, ten of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below. Three of the Committees have as members all of the Independent Trustees, and the remaining four Committees have either four or five Independent Trustees as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Trust’s Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance and business matters. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

The Trust has retained MFS as the Trust’s investment adviser and administrator. MFS provides the Trust with investment advisory services, and is responsible for day-to-day administration of the Trust and management of the risks that arise from the Trust’s investments and operations. Certain employees of MFS serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trust’s activities, including the Trust’s investment portfolio, the compliance of the Trust with applicable laws, and the Fund’s financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Risk Officer, and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes in (i) and (ii) above. In addition, the Board and the relevant Committees oversee the risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers. The Independent Trustees also meet regularly with the Fund’s Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Trust to receive reports regarding the management of the Trust, including its investment risks.

Effective as of the election and qualification of the nominees at the 2016 Annual Meeting of Shareholders, the Board has fixed the number of Trustees of the Trust at twelve. Under the provisions of the Trust’s Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

The Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate, for election by shareholders, Maureen R. Goldfarb, Robert J. Manning, Maryann L. Roepke and Laurie J. Thomsen as Trustees of the class whose term will expire at the 2019 Annual Meeting of Shareholders (or special meeting in lieu thereof) of the Trust, in each case, to hold office until his or her successor is elected and qualified. The Board has nominated each of the individual selected and nominated by the Committee. Each nominee is presently a Trustee of MFS Government Markets Income Trust, and has agreed to serve as a Trustee of the Trust if elected. The Board recommends that you vote in favor of their election.

It is intended that, absent contrary instructions, proxies will be voted in favor of electing Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, and Laurie J. Thomsen. If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the Trust’s current Trustees, or the Trustees may fix the number of Trustees at fewer than twelve for the Trust.

The following table presents certain information regarding the current Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Additional information about each Trustee follows the table.

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(5)	Principal Occupations During The Past Five Years	Other Directorships(2)
INTERESTED TRUSTEES
Robert J. Manning(3) (Age 52)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer, and Director	N/A
Robin A. Stelmach(3) (Age 55)	Trustee and President	January 2014	2018	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(5)	Principal Occupations During The Past Five Years	Other Directorships(2)
INDEPENDENT TRUSTEES
David H. Gunning (Age 74)	Trustee and Chair of Trustees	January 2004	2018	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc. Director/Non-Executive Chairman
Steven E. Buller (Age 65)	Trustee	February 2014	2017	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (Age 74)	Trustee	January 2006	2018(4)	Consultant–investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (Age 61)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (Age 74)	Trustee	December 1993	2017(4)	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) Held With Trust	Trustee Since(1)	Current Term Expiring(5)	Principal Occupations During The Past Five Years	Other Directorships(2)
Michael Hegarty (Age 71)	Trustee	December 2004	2017	Private investor	Rouse Properties, Inc.(real estate), Director; Capmark Financial Group Inc. (real estate), Director (until 2015)
John P. Kavanaugh (Age 61)	Trustee	January 2009	2017	Private investor	N/A
Maryanne L. Roepke (Age 60)	Trustee	May 2014	2016	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (Age 59)	Trustee	March 2005	2016	Private Investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc.(specialty contracting services, since 2015), Director
Robert W. Uek (Age 75)	Trustee	January 2006	2017(4)	Consultant to investment company industry	N/A

(1)

Date first appointed to serve as Trustee of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as an Advisory Trustee. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the “1940 Act”), which is the principal federal law governing investment companies like the Trust, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

(4)	Under the terms of the Board’s retirement policy, Messrs. Butler, Gutow and Uek will retire effective December 31, 2016.
(5)

An Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years or service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Unless otherwise noted, each current Trustee listed above served as a board member of 137 funds within the MFS Family of Funds (the “MFS Funds”) as of July 1, 2016. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1993. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council until December 31, 2015 and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014. He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry. Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 25 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers. During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes. He also conducted branch reviews of insurance broker/dealers selling variable products. Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters. He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.

Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow was the Vice Chairman of Capitol Entertainment Management Company. He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits. Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation. Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 18 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Chairman and Co-Chief Executive Officer of MFS (the Fund’s investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Executive Vice President and Chief Operating Officer of MFS (the Fund’s investment adviser). She oversees the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center. She is also a member of the company’s Management Committee. Prior to MFS, Ms. Stelmach spent four years as Chief Accountant and Divisional Controller for ASA International, Ltd.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry. Mr. Uek was a Partner in the investment management industry group of PWC, and was the chair of the global investment management industry group for Coopers & Lybrand. He also has served as a consultant to mutual fund boards. Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds. Mr. Uek is a former Chairman and Board Member of the Independent Directors Council, a unit of the Investment Company Institute, which serves the mutual fund independent director community in the U.S. Mr. Uek is also a former Board Member and Executive Committee Member of the Board of Governors of the Investment Company Institute.

Information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons, appears under “Trust Information” below.

Required Vote.    For MFS Government Markets Income Trust, the election of any nominee will require the affirmative vote of a plurality of the Trust’s outstanding common shares voting at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF THE TRUST.

Committees

The Trust’s Board meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust’s Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	10	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Buller*(2), Butler*(2), Kavanaugh*(2), Roepke*(2), and Uek*(2)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
COMPLIANCE COMMITTEE	7	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Buller*, Butler*, Hegarty*, Kavanaugh* and Roepke*

CONTRACTS REVIEW COMMITTEE	6	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
NOMINATION AND COMPENSATION COMMITTEE	1	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PRICING COMMITTEE	6	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.	Goldfarb*, Gutow*, Thomsen*, and Uek*

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
SERVICES CONTRACTS COMMITTEE	6	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative services, and custody, and makes recommendations to the full Board of Trustees on these matters.	Goldfarb*, Gutow*, Hegarty*, and Thomsen*

(1)

Information about each committee member is set forth above. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

(2)	Audit Committee Financial Expert.
*	Independent Trustees.

The Trustees generally hold at least 8 regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of the Trust is reviewed by the Trustees at each meeting and more in-depth reviews of the funds, including the Trust, are conducted by the Trustees throughout the year. During the fiscal year ended November 30, 2015, the Trust held 8 Board meetings. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

Audit Committee

The Trust’s Audit Committee consists only of Independent Trustees. The Trust’s Audit Committee’s statement on the Trust’s most recent audited financials is included below under the heading “Independent Registered Public Accounting Firm.” The Trust’s Board has adopted a written charter for the Audit Committee. A copy of the Committee’s charter is available at www.mfs.com (once you have selected “Individual Investor” as your role, click on “Products and Services” to view the various product sets available for that role, and click on “Closed-End Funds.” Next, click the Closed-End Fund name and click the “Resources” tab).

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee’s charter is available at www.mfs.com (once you have selected “Individual Investor” as your role, click on “Products and Services” to view the various product sets available for that role, and click on “Closed-End Funds.” Next, click the Closed-End Fund name and click the “Resources” tab).

The Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;

(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trust’s Nomination and Compensation Committee Charter (which is available at www.MFS.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for Trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

Share Ownership

As of July 29, 2016, the Trustees and officers of the Trust as a whole owned less than 1% of the outstanding shares of the Trust. Under the terms of the Board’s policy, each Independent Trustee is required to have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of the Trust and (b) on an aggregate basis, in all MFS Funds overseen by the nominee or Trustee, as of July 29, 2016.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustee	Individual Trust Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Securities in All MFS Funds Overseen or to be Overseen by the Nominee
INTERESTED TRUSTEES
Robert J. Manning	MFS Government Markets Income Trust	N	D

Robin A. Stelmach	MFS Government Markets Income Trust	N	D

Steven E. Buller	MFS Government Markets Income Trust	N	D

Robert E. Butler	MFS Government Markets Income Trust	N	D

Maureen R. Goldfarb	MFS Government Markets Income Trust	A	D

David H. Gunning	MFS Government Markets Income Trust	N	D

William R. Gutow	MFS Government Markets Income Trust	N	D

Michael Hegarty	MFS Government Markets Income Trust	N	D

John P. Kavanaugh	MFS Government Markets Income Trust	A	D

Maryann L. Roepke	MFS Government Markets Income Trust	N	D

Laurie J. Thomsen	MFS Government Markets Income Trust	N	D

Robert W. Uek	MFS Government Markets Income Trust	A	D

*	Includes the value of deferred benefits under the Retirement Benefit Deferral Plan.

Shareholder Communications with the Board of Trustees

The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, MFS Government Markets Income Trust, c/o Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Frank Tarantino, Independent Senior Officer (“ISO”) of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The ISO is responsible for reviewing all properly submitted shareholder communications. The ISO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ISO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ISO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ISO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2015 Annual Meeting of Shareholders.

The Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows the cash compensation paid to the Trustees by the Trust during the fiscal year ended on the date noted (see footnote 1). Interested Trustees receive no compensation from the Trust for their services as Trustees.

Name of Trustee	Individual Trust Name	Aggregate Compensation Paid by Trust(1)	Retirement Benefits Accrued as Part of Trust Expense	Total Trustee Compensation Paid by Trust and Fund Complex(2)
Steven E. Buller	MFS Government Markets Income Trust	$3,402	N/A	$332,382

Robert E. Butler	MFS Government Markets Income Trust	$3,412	N/A	$343,382

Maureen R. Goldfarb	MFS Government Markets Income Trust	$3,411	N/A	$342,382

David H. Gunning	MFS Government Markets Income Trust	$3,457	N/A	$397,382

William R. Gutow	MFS Government Markets Income Trust	$3,402	N/A	$332,382

Michael Hegarty	MFS Government Markets Income Trust	$3,411	N/A	$342,382

John P. Kavanaugh	MFS Government Markets Income Trust	$3,404	N/A	$333,382

Maryanne L. Roepke	MFS Government Markets Income Trust	$3,404	N/A	$333,382

Laurie J. Thomsen	MFS Government Markets Income Trust	$3,412	N/A	$343,382

Robert W. Uek	MFS Government Markets Income Trust	$3,418	N/A	$349,632

(1)	Information provided for the Trust is for the fiscal year ended November 30, 2015.
(2)	For calendar year 2015 for 133 funds that paid Trustee compensation.

TRUST INFORMATION

This section provides certain information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of the Trust.

Investment Adviser and Administrator

The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for the Trust are listed below:

Trust	Independent Registered Public Accounting Firm	Fiscal Year End
MFS Government Markets Income Trust	Deloitte & Touche LLP (“Deloitte”)	November 30

The Independent Registered Public Accounting Firm has no direct or material indirect interest in the Trust.

Representatives of Deloitte are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

The Trust’s Audit Committee submitted the following statement to be included in this Proxy Statement:

The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 114 (Codification of Statements on Auditing Standards), which superseded SAS No. 61. The Audit Committee received the written disclosures and the letter from the Auditor required by the Public Company Accounting Oversight Board, currently codified in Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

Based on this review and the review of other information and these and other discussions the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust’s annual report to shareholders for the Trust’s 2015 fiscal year for filing with the Securities and Exchange Commission.

In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), Deloitte has informed the Trust’s Audit Committee that it may not qualify as independent under Rule 2-01 of Regulation S-X (the “Loan Rule”), as interpreted by the Staff of the Securities and Exchange Commission (“SEC”), in light of a lending relationship Deloitte maintains with the parent company of a shareholder of the Trust. Deloitte has advised the Audit Committee that this relationship does not influence its audits of the Trust and that Deloitte has maintained and will continue to maintain its objectivity, integrity and impartiality with respect to planning for and conducting its audits of the Trust’s financial statements. Deloitte continues to have discussions with the SEC’s Staff to resolve this matter. If the SEC determines that Deloitte is not independent, the Trust may be required, among other things, to have audits conducted by another independent registered public accounting firm for the affected periods. Any of the foregoing potentially could have a material adverse effect on the Trust.

The members of the Trust’s Audit Committee are: Steven E. Buller, Robert E. Butler, John P. Kavanaugh, Maryanne L. Roepke, and Robert W. Uek.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to the Trust and all permissible non-audit services rendered by the Independent

Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to the Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of the Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for the Trust’s two most recent fiscal years, the fees billed by the Trust’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to the Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm for the Trust’s two most recent fiscal years for non-audit services rendered to the Trust and the Trust’s Service Affiliates.

The Audit Committee has considered whether the provision by the Trust’s Independent Registered Public Accounting Firm of non-audit services to the Trust’s Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of the Trust was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Trust’s principal auditor.

Officers

The following table provides information about the current executive officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
OFFICERS
Christopher R. Bohane(3) (Age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark(3) (Age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President

Kristin V. Collins(3) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Thomas H. Connors(3) (Age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey(3) (Age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (Age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President

Brian E. Langenfeld(3) (Age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kenneth Paek(3) (Age 42)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)

Susan A. Pereira(3) (Age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Philips(3) (Age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, and Treasurer (until 2012)

Mark N. Polebaum(3) (Age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
Matthew A. Stowe(3) (Age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (Age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(3) (Age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (Age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until July 2015)

James O. Yost(3) (Age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(2)	Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

The Trust’s officers held comparable positions with the 137 funds in the MFS Family of Funds as of July 1, 2016, and with certain affiliates of MFS. The address of each officer is MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of July 29, 2016, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of the Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees and officers of the Trust, MFS, certain persons affiliated with MFS, and persons who own more than ten percent of any class of the Trust’s shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file in relation to the Trust.

Based solely on a review of the copies of such forms furnished to the Trust with respect to its most recent fiscal year the Trust believes all Section 16(a) transactions were reported on a timely basis.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Maureen R. Goldfarb, Robert J. Manning, Maryanne L. Roepke, and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Thirty percent (30%) of the outstanding shares of MFS Government Markets Income Trust entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of the Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on July 29, 2016, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

The Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

The Trust knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Submission of Proposals

Proposals of shareholders which are intended to be included in the Trust’s proxy statement and presented at the 2017 Annual Meeting of Shareholders must be received by the Secretary of the Trust on or prior to

May 3, 2017. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2017 Annual Meeting of Shareholders without including the proposal in the Trust’s proxy statement must ensure that the proposal is received by the Secretary of the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust’s By-Laws and Declaration of Trust between June 2, 2017 and July 17, 2017, at the Trust’s principal office at 111 Huntington Avenue, Boston, Massachusetts, 02199. The persons named as proxies for the 2016 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Additional Information

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne by the Trust.

Annual reports will be sent to shareholders of record of the Trust following the Trust’s fiscal year end. A copy of the Trust’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting Computershare, the Trust’s transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304 or by e-mail at mfs@computershare.com.

If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare at (888) 916-1721 or by e-mail at proxymaterials@computershare.com, or at https://www.proxy-direct.com/mfs-27754. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. A copy of this proxy statement is also available at www.MFS.com.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 31, 2016	MFS® GOVERNMENT MARKETS INCOME TRUST

Schedule A

Independent Registered Public Accounting Firm Fees

For the Trust’s last two fiscal years, fees billed by the Trust’s Independent Registered Public Accounting Firm for services provided directly to the Trust:

	Independent Registered Public Accounting Firm	Audit Fees		Audit Related Fees
Trust		2015	2014	2015	2014
MFS Government Markets Income Trust	Deloitte	$59,720	$58,470	$10,000	$10,000

	Independent Registered Public Accounting Firm	Tax Fees		All Other Fees
Trust		2015	2014	2015	2014
MFS Government Markets Income Trust	Deloitte	$6,474	$6,366	$39	$2,034

For the Trust’s last two fiscal years, fees billed by the Trust’s Independent Registered Public Accounting Firm for services provided to the Trust’s Service Affiliates that relate directly to the Trust’s operations and financial reporting:

	Independent Registered Public Accounting Firm	Audit Related Fees(1)		Tax Fees(1)		All Other Fees(1)
Trust		2015	2014	2015	2014	2015	2014
Service Affiliates of MFS Government Markets Income Trust	Deloitte	$186,019	$1,945,771	$0	$0	$5,000	$0

(1)

This amount reflects the fees billed to Service Affiliates of the Trust for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed by the Independent Registered Public Accounting Firm, for the Trust’s two most recent fiscal years, for non-audit services rendered to the Trust and the Trust’s Service Affiliates:

Trust	Independent Registered Public Accounting Firm	2015	2014
MFS Government Markets Income Trust and its Service Affiliates	Deloitte	$207,532	$1,967,509

Schedule A-1

Schedule B

Interests of Certain Persons

As of July 29, 2016, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of the Trust are as follows:

Trust	Name and Address of Beneficial Owner	Title of Class	Number of Outstanding Shares Beneficially Owned(1)	Percent of Outstanding Shares of Noted Class Owned
MFS Government Markets Income Trust	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common	5,621,679	17.24%

	Relative Value Partners, LLC 1033 Skokie Boulevard, Suite 470 Northbrook, IL 60062	Common	2,142,117	6.57%

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	Common	5,384,170	16.52%

(1)	Amounts reflected are based on disclosure in Schedule 13D, 13F and 13G filings made with the Securities and Exchange Commission.

Schedule B-1

CE-MGF-PRX-8/16

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Boston time on October 6, 2016)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Boston time on October 6, 2016)

VOTE BY MAIL

Vote, sign and date your

Proxy Card and return it in the

postage-paid envelope

(must be received

by 10:00 a.m. Boston time

on October 6, 2016)

Do not mail your

Proxy Card when you vote

by phone or internet

Please detach at perforation before mailing.

PROXY	MFS Government Markets Income Trust 111 Huntington Avenue, Boston, Massachusetts 02199 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 6, 2016	PROXY

This proxy is solicited on behalf of the Board of Trustees of the Trust

The signer of this proxy card hereby appoints Christopher R. Bohane, Kristin V. Collins, Thomas H. Connors, Brian E. Langenfeld, Susan A. Pereira, Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 6, 2016 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only the Trust’s shareholders of record on July 29, 2016 will be entitled to vote at the Trust’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1 - 800 - 337 - 3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	27754A_050516_MGF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on October 6, 2016.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-27754

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

1. a. (i) Election of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen R. Goldfarb	02. Robert J. Manning	03. Maryanne L. Roepke	04. Laurie J. Thomsen	☐	☐	☐
To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

27754A_050516